EXHIBIT 4.2


               First Kansas Federal Savings Association Employees' Savings & Profit Sharing Plan and Trust Adoption Agreement


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ADOPTION AGREEMENT
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                                    For First Kansas Federal Savings Association
                              Employees' Savings & Profit Sharing Plan and Trust
                                                                             J02




                                                                        Pentegra
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                               ADOPTION AGREEMENT
                                       FOR
                    FIRST KANSAS FEDERAL SAVINGS ASSOCIATION
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST




Name of Employer:           First Kansas Federal Savings Association
                            ----------------------------------------------------

Address:                    600 Main Street/P.O. Box 9, Osawatomie, KS   66064
                           -----------------------------------------------------

Telephone Number:           (913) 755-3033      FAX: (913) 755-2795
                           -----------------------------------------------------

Contact Person:             Mr. Larry B. Bailey, President
                            ----------------------------------------------------

Name of Plan:                First Kansas Federal Savings Association Employees'
                            ----------------------------------------------------
                             Savings & Profit Sharing Plan and Trust
                            ----------------------------------------------------





THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the First Kansas Federal Savings Association Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

                                       1
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I.Effect of Execution of Adoption Agreement

    The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

     1. ___ Establishes as a new plan the [ Name of Employer ] Employees' Savings & Profit Sharing Plan and Trust, effective __________ ____, 19__ (the "Effective Date").

     2. X Amends its existing defined contribution plan and trust ( the Financial Institutions Thrift Plan as adopted by First Kansas Federal Savings Association ) dated December 1 , 1992, in its entirety into the First Kansas Federal Savings Association Employees' Savings & Profit Sharing Plan and Trust, effective May 1, 1998 except as otherwise provided herein or in the Agreement (the "Effective Date").

II.  Definitions

      A.   Employer

           1.   "Employer," for purposes of the Plan, shall mean:
                             First Kansas Federal Savings Association
                ----------------------------------------------------------------

           2. The Employer is (choose whichever may apply):

                (a) ___   A member of a controlled group of corporations under
                          Section 414(b) of the Code.

                (b) ___ A member of a group of entities under common control under Section 414(c) of the Code.

                (c) ___ A member of an affiliated service group under Section 414(m) of the Code.

                (d)  X    A corporation.


                (e) ___   A sole proprietorship or partnership.


                (f) ___   A Subchapter S corporation.


           3.   Employer's Taxable Year Ends on           12/31         .
                                                ________________________

           4. Employer's Federal Taxpayer Identification Number is 48-0221422.
                                                                   __________

           5. Employer's Plan Number is (enter 3-digit number) 001.


      B. "Entry Date" means the first day of the (choose 1 or 2):

           1.  X         Calendar month  coinciding with or next following the
                         date   the   Employee    satisfies   the    Eligibility
                         requirements described in Section III.

                                       2
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      2. ___        Calendar  quarter  (January  1, April 1, July 1,  October 1)
                    coinciding with or next following the date the Employee satisfies the Eligibility requirements described in Section III.

      C.  "Member" means an Employee enrolled in the membership of the Plan.

      D. "Normal Retirement Age" means (choose 1 or 2):

           1.     X   Attainment of age   65   (select an age not less than 55
                      and not greater than 65).

           2.    ___  Later of:  (i) attainment of age 65 or (ii) the fifth anniversary of the date the Member commenced participation in the Plan.

      E. "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

      F.  "Plan Year" means the twelve (12) consecutive month period ending on
               12/31        (month/day).

      G. "Salary" for benefit purposes under the Plan means (choose 1, 2 or 3):

           1.___ Total taxable compensation as reported on Form W-2 (exclusive of any compensation deferred from a prior year).

           2.___ Basic Salary only.

           3. X Basic Salary plus one or more of the following (if 3 is chosen, then choose (a), (b), (c) or (d), whichever shall apply):

                 (a)   X   Commissions not in excess of   --NO CAP--


                 (b)  ___  Commissions  to the  extent  that Basic  Salary  plus
                           Commissions do not exceed $__________

                      (c)  ___    Overtime

                      (d)   X     Overtime and bonuses


          Note:Member pre-tax contributions to a Section 401(k) plan are always included in Plan Salary.

               Member pre-tax contributions to a Section 125 cafeteria plan are also to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line ____.

III.  Eligibility Requirements

      A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

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           1.  X     Employees who have not attained age 21.

           2.  X     Employees who have not,  during the 12 consecutive  month
                     period (1-11,  12 or 24) beginning with an Employee's  Date of  Employment,  Date of  Reemployment  or any  anniversary
                     thereof,   completed  1,000  number  of  Hours  of  Service
                     (determined by multiplying the number of months above by 83 1/3).

                      Note: Employers which permit Members to make pre-tax elective deferrals to the Plan (see V.A.3.) may not elect a 24 month eligibility period.

           3.  X     Employees  included in a unit of  Employees  covered by a
                     collective bargaining agreement, if retirement benefits were the subject of good faith bargaining between the Employer and Employee representatives.

           4.  X     Employees who are  nonresident  aliens and who receive no
                     earned income from the Employer which constitutes income from sources within the United States.

           5. ___    Employees included in the following job classifications:

                      (a) ___      Hourly Employees

                      (b) ___      Salaried Employees


           6. ___ Employees of the following employers which are aggregated under Section 414(b), 414(c) or 414(m) of the Code:


                      __________________________________________________________

                      __________________________________________________________

                      __________________________________________________________

          Note:If no entries are made above, all Employees shall be eligible to participate in the Plan on the later of: (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.D.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of Reemployment.

       B. Such Eligibility Computation Period established above shall be applicable to (choose 1 or 2):

             1.  X     Both present and future Employees.

             2. ___    Future Employees only.


       C. Such Eligibility requirements established above shall be (choose 1 or 2):

             1. X Applied to the designated Employee group on and after the Effective Date of the Plan.

             2.___ Waived for the ___ consecutive monthly period (may not exceed 12) beginning on the Effective Date of the Plan.


                                       4
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IV.   Hours of Employment and Prior Employment Credit

      A. The number of Hours of Employment with which an Employee or Member is credited shall be (choose 1 or 2):

           1.  X     The actual number of Hours of Employment. (Hour of Service)
                     Method

           2. ___ 83 1/3 Hours of Employment for every month of Employment. (Elapsed Time Method)

           Note: This election is relevant if you selected an eligibility requirement under III.A.2. or a vesting schedule under VIII.A. other than immediate vesting.

      B.   Prior Employment Credit:   N/A

           ___ Employment with the following entity or entities shall be included for eligibility and vesting purposes:

           Note: If this Plan is a continuation of a Predecessor Plan, service under the Predecessor Plan shall be counted as Employment under this Plan.


                    ____________________________________________________________

                    ____________________________________________________________

                    ____________________________________________________________

V.Contributions

      Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer Qualified Non-Elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

      A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

           1.    X   The maximum amount of monthly contributions a Member may
                     make to the Plan is    15  % (1-20) of the Member's
                     monthly Salary.

           2.    X   A Member may make pre-tax elective deferrals to the Plan,
                     based on multiples of 1% of monthly Salary.

           3. ___ A Member may not make pre-tax elective deferrals to the Plan.

           4. ___ A Member may make after-tax contributions to the Plan, based on multiples of 1% of monthly Salary.

           5.    X   A Member may not make after-tax contributions to the Plan.

           6.    X   An Employee may allocate a rollover  contribution  to the
                     Plan prior to satisfying the Eligibility requirements described above.

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      B. A Member may change his or her contribution rate (choose 1, 2 or 3):

           1.    X    1 time per pay period.

           2.   ___   1 time per calendar month.


           3.   ___   1 time per calendar quarter.


      C. Employer Matching Contributions (fill in 1 if applicable; and choose 2, 3, 4 or 5):

           1. The Employer matching contributions under 2, 3 or 4 below shall be based on the Member's contributions not in excess of 6 % (1-20 but not in excess of the percentage specified in A.1. above) of the Member's Salary.

           2.    X  The Employer shall allocate to each contributing Member's
                    Account an amount equal to   50  % (based on 1%
                    increments not to exceed 200%) of the Member's contributions for that month.

           3.   ___ The Employer shall allocate to each  contributing  Member's
                    Account  an  amount   determined  in  accordance  with  the
                    following schedule:

                              Years of Employment                Matching %
                              -------------------                ----------
                           Less than 3                              50%
                           At least 3, but less than 5              75%
                           5 or more                               100%

            4. ___ The Employer shall allocate to each contributing Member's Account an amount determined in accordance with the following schedule:

                              Years of Employment                 Matching %
                              -------------------                 ----------
                             Less than 3                               100%
                             At least 3, but less than 5               150%
                             5 or more                                 200%

           5.  ___    No Employer matching contributions will be made to the
                      Plan.

          NOTE: All Employer Matching Contributions will be allocated to the Employer Stock Fund.

      D.   Employer Basic Contributions (choose 1 or 2):  N/A

           1.   ___   The Employer shall allocate an amount equal to _______%
                      (based on 1% increments not to exceed 15%) of Member's
                      Salary for the month to (choose (a) or (b)):

                      (a)  ___  The Accounts of all Members

                      (b)  ___  The Accounts of all Members who were employed
                                with the Employer on the last day of such month.

           2.   ___   No Employer basic contributions will be made to the Plan.

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      E.   Employer Supplemental Contributions:

          The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

      F.  Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5): N/A

           1.  ___   No Employer Profit Sharing Contributions will be made to
                     the Plan.

           Non-Integrated Formula

           2.  ___   Profit  sharing  contributions  shall be  allocated to each
                     Member in the same ratio as each Member's Salary during such Contribution Determination Period bears to the total of such Salary of all Members.

           3.  ___   Profit  sharing  contributions  shall be  allocated to each
                     Member in the same ratio as each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all Members.

           Integrated Formula

           4.  ___   Profit  sharing  contributions  shall be  allocated to each
                     Member's Account in a uniform percentage  (specified by the
                     Employer as ___%) of  each   Member's   Salary  during  the
                     Contribution Determination Period up to the Social Security
                     Taxable  Wage Base as defined in Section ______ of the Plan
                     ("Base  Salary")  for  the  Plan  Year  that  includes such
                     Contribution   Determination   Period   ,  plus  a  uniform
                     percentage(specified by the Employer as ____%) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base ("Excess
                     Salary") for the Plan Year that includes such  Contribution
                     Determination Period, in accordance with Article III of the Plan.

           5.  ___   Profit  sharing  contributions  shall be  allocated to each
                     Member's Account in a uniform percentage (specified by the Employer as ___%) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, up to the Base Salary for the Plan Year that includes such Contribution Determination Period, plus a uniform percentage (specified by the Employer as ___%) of each Member's Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

      G.   Allocation of Employer Profit Sharing Contributions: N/A

          In accordance with Section V, G above, a Member shall be eligible to share in Employer Profit Sharing Contributions, if any, as follows (choose 1 or 2):

           1.  ___   A Member  shall be eligible for an  allocation  of Employer
                     Profit   Sharing    Contributions    for   a   Contribution
                     Determination Period in all events.

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           2. ___    A Member  shall be eligible for an  allocation  of Employer
                     Profit   Sharing    Contributions    for   a   Contribution
                     Determination Period only if he or she (choose (a), (b) or (c) whichever shall apply):

                      (a)  ___   is employed on the last day of the Contribution
                                 Determination Period or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination
                                 Period.

                      (b)  ___   completed  1,000  Hours  of  Employment  if the
                                 Contribution Determination Period is a period of 12 months (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                      (c)  ___   is employed on the last day of the Contribution
                                 Determination  Period and, if such period is 12
                                 months,  completed  1,000  Hours of  Employment
                                 (250 Hours of  Employment  if the  Contribution
                                 Determination  Period  is a period of 3 months)
                                 or   retired,   died  or  became   totally  and
                                 permanently disabled prior to the last day of the Contribution Determination Period.

      H. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means (choose 1,2, 3 or 4): N/A

           1. ___     The Plan Year.

           2. ___ The Employer's Fiscal Year (defined as the Plan's "limitation year") being the twelve (12) consecutive month period commencing ____________ (month/day) and ending ___________ (month/day).)

           3. ___ The three (3) consecutive monthly periods that comprise each of the Plan Year quarters.

           4. ___ The three (3) consecutive monthly periods that comprise each of the Employer's Fiscal Year quarters. (Employer's Fiscal Year is the twelve (12) consecutive month period commencing ____________ (month/day) and ending ___________ (month/day).)

      I.  Employer Qualified Nonelective Contributions:

      The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

VI.   Investment Funds

      The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan.

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     The  Employer  hereby  selects the  following  Investment  Funds to be made available under the Plan (choose whichever shall apply) and consent to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investment Funds made in this Section VI is solely its responsibility, and no other person,
     including  the  Sponsor  or  Investment  Manager,   has  any  discretionary
     authority or control with respect to such selection process. The Employer hereby holds Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investment Funds so long as Investment Manager is not negligent and has not breached its fiduciary duties.

      1.   X    S&P 500 Stock Fund

      2.   X    Stable Value Fund

      3.   X    S&P MidCap Stock Fund

      4.   X    Money Market Fund

      5.   X    Government Bond Fund

      6.   X    International Stock Fund

      7.   X    Asset Allocation Funds (3)

                  o  Income Plus
                  o  Growth & Income
                  o  Growth

      8.   X   First Kansas Financial Corporation Stock Fund (the "Employer
               Stock Fund")

      9.  ___  (Name of Employer) Certificate of Deposit Fund

VII.  Employer Securities

      A.  If the Employer  makes  available an Employer  Stock Fund  pursuant to
          Section VI of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

           1.  X     Each  Member  shall  be  entitled  to  direct  the  Plan
                     Administrator as to the voting and tender offer rights involving Employer Stock held in such Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions. If a Member fails to provide the Plan Administrator with directions as to voting or tender offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

           2. ___ The Plan Administrator shall direct the Trustee as to the voting of all Employer Stock and as to all rights in the event of a tender offer involving such Employer Stock.

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VIII. Investment Direction

      A. Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment Funds offered by the Employer as specified in Section VI of this Adoption Agreement; provided, however, that the following portions of a Member's Account must be invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund (choose whichever shall apply):

           1.  ___    Employer Profit Sharing Contributions

           2.   X     Employer Matching Contributions

           3.  ___    Employer Basic Contributions

           4.  ___    Employer Supplemental Contributions

           5.  ___    Employer Qualified Nonelective Contributions


      B.    ___   Amounts invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund may not be transferred to any other Investment Fund.

           1. ___ Notwithstanding this election in B, a Member may transfer such amounts upon (choose whichever may apply):

                      (a) ___ the attainment of age  ___  (insert 45 or greater)

                      (b) ___ the completion of ___ (insert 10 or greater) years of employment

                      (c) ___ the attainment of age plus years of employment equal to ____(insert 55 or greater)


      C. A Member may change his or her investment direction (choose 1,2, or 3):

           1.   X     1 time per business day.

           2.  ___    1 time per calendar month.

           3.  ___    1 time per calendar quarter.

      D. If a Member fails to make an effective investment direction, the Member's contributions and employer contributions made on the Member's behalf shall be invested in the Money Market Fund .

IX.   Vesting Schedules; Years of Employment for Vesting Purposes

      A.   (Choose 1, 2, 3, 4, 5, 6 or 7)

                            Schedule      Years of Employment          Vested %
                            --------      -------------------          --------
            1. ___          Immediate     Upon Enrollment                100%

                            Schedule      Years of Employment          Vested %
                            --------      -------------------          --------
        2. ___          2-6 Year Graded        Less than 2                 0%
                                               2 but less than 3          20%
                                               3 but less than 4          40%
                                               4 but less than 5          60%
                                               5 but less than 6          80%
                                               6 or more                 100%

        3.  X           5-Year Cliff           Less than 5                 0%
                                               5 or more                 100%

        4. ___          3-Year Cliff           Less than 3                 0%
                                               3 or more                 100%

        5. ___          4-Year Graded          Less than 1                 0%
                                               1 but less than 2          25%
                                               2 but less than 3          50%
                                               3 but less than 4          75%
                                               4 or more                 100%

        6. ___          3-7 Year Graded        Less than 3                 0%
                                               3 but less than 4          20%
                                               4 but less than 5          40%
                                               5 but less than 6          60%
                                               6 but less than 7          80%
                                               7 or more                 100%

        7. ___          Other                  Less than ___               0%
                                               ___   but less than       ___%
                                               ___   but less than       ___%
                                               ___   but less than       ___%
                                               ___   but less than       ___%
                                               ___   or more             100%

      B. With respect to the schedules listed above, the Employer elects (choose 1, 2, 3 and 4; or 5):

           1.  Schedule   A-3  solely  with   respect  to   Employer   matching
               contributions.
           2.  Schedule ___ solely with respect to Employer basic contributions.
           3. Schedule A-3 solely with respect to Employer supplemental contributions.
           4. Schedule ___ solely with respect to Employer profit sharing contributions.
           5.  Schedule ___with respect to all Employer contributions.

          NOTE: Notwithstanding any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement Age, (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in the Employer Qualified Non-Elective Contributions, if any, and in the pre-tax elective deferrals and nondeductible after-tax Member Contributions.

      C.   Years of Employment Excluded for Vesting Purposes

          The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

           1. ___ Years of Employment during any period in which neither the Plan nor any predecessor plan was maintained by the Employer.

           2. ___    Years of Employment of a Member prior to attaining age 18.

 X.   Withdrawal Provisions

      A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

           1. ___ Employee after-tax contributions and the earnings thereon. In-service withdrawals permitted only in the event of
(choose whichever shall apply):

                      (a)  ___   Hardship.

                      (b)  ___   Attainment of age 59 1/2.

           2. X    Employee pre-tax elective deferrals and the earnings thereon.

                      Note: In-service withdrawals of all employee pre-tax elective deferrals and earnings thereon as of December 31, 1988 are permitted only in the event of hardship or attainment of age 59 1/2. In-service withdrawals of earnings after December 31, 1988 are permitted only in the event of attainment of age 59 1/2.

           3. X    Employee rollover contributions and the earnings thereon.

                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a)  ___   Hardship.

                      (b)  ___   Attainment of age 59 1/2.

           4. X    Employer matching contributions and the earnings thereon.

                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a) ___    Hardship.

                      (b) ___    Attainment of age 59 1/2.

           5. ___  Employer basic contributions and the earnings thereon.

                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a)  ___   Hardship.

                      (b)  ___   Attainment of age 59 1/2.

           6. X    Employer supplemental contributions and the earnings thereon.

                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a) ___    Hardship.

                      (b) ___    Attainment of age 59 1/2.

           7. ___ Employer profit sharing contributions and the earnings thereon.

                     In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a) ___    Hardship.

                      (b) ___    Attainment of age 59 1/2.

           8. ___ Employer qualified nonelective contributions and earnings thereon.

                    Note:In-service   withdrawals  of  all  employer   qualified
                         nonelective contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2

           9. ___    No in-service withdrawals shall be allowed.

      B. Notwithstanding any elections made in Subsection A of this Section X above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply):

           1. ___ Employer contributions, and the earnings thereon, credited to the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund.

           2. ___    All  contributions  and/or  deferrals,   and  the  earnings
                     thereon, credited to the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund.

           3. ___     Other: ___________________________________________________

XI.   Distribution Option (choose whichever shall apply)

       1. ___     Lump Sum and partial lump sum payments only.

       2. X Lump Sum and partial lump sum payments plus one or more of the following (choose (a) and /or (b)):

                  (a)     X   Installment payments.

                  (b)    ___  Annuity payments.

       3. X       Distributions in kind of Employer Stock.

XII.   Loan Program (choose 1, 2 or 3)

       1.  ___       No loans will be permitted from the Plan.

       2.   X        Loans will be permitted from the Member's Account.

       3.  ___       Loans will be permitted from the Member's  Account,
                     excluding (choose whichever shall apply):

                  (a)  ___   Employer Profit sharing contributions and the
                             earnings thereon.

                  (b)  ___   Employer matching contributions and the earnings
                             thereon.

                  (c)  ___   Employer basic contributions and the earnings
                             thereon.

                  (d)  ___   Employer  supplemental  contributions  and  the
                             earnings thereon.

                  (e)  ___   Employee after-tax contributions and the earnings
                             thereon.

                  (f)  ___   Employee  pre-tax  elective  deferrals  and the
                             earnings thereon.

                  (g)  ___   Employee rollover contributions and the earnings
                             thereon.

                  (h)  ___   Employer qualified nonelective contributions and
                             the earnings thereon.

                  (i)  ___   Any amounts to the extent  invested in the Employer
                             stock fund.

XIII. Additional Information

     If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional pages and use the following format:

     The following is hereby made a part of Section --- of the Adoption Agreement and is thus incorporated into and made a part of the [Plan Name]

      Signature of Employer's Authorized Representative ________________________

      Signature of Trustee _______________________________________

      Supplementary Page _____ of [total number of pages].

XIV.  Plan Administrator

      The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or 4):

      Note: Pentegra Services, Inc. may not be appointed Plan Administrator.

      1.    X    Employer

      2.   ___   Employer's Board of Directors

      3.   ___   Plan's Administrative Committee

      4.   ___   Other (if chosen, then provide the following information)

                 Name: _________________________________________________________

                 Address: ______________________________________________________

                 Tel No:  ______________________________________________________

                 Contact:  _____________________________________________________


          Note:If no Named Plan Administrator is designated above, the Employer shall be deemed the Named Plan Administrator.


XV.   Trustee

     The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

     The Employer hereby appoints the following person or entity to serve as Trustee under the Plan for the Employer Stock Fund.*

     Name:  ____________________________________________________________________

     Address:  _________________________________________________________________

     Telephone No:   _____________________________  Contact: ___________________


                   _____________________________________________________________
                                     Signature of Trustee
                   (Required only if the Employer is serving as its own Trustee)

      * Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.

     The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.

                         EXECUTION OF ADOPTION AGREEMENT


By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the First Kansas Federal Savings Association Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility of complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder. The Employer further acknowledges that any opinion letter issued with respect to the Adoption Agreement and the Agreement by the Internal Revenue Service ("IRS") to Pentegra Services, Inc., as sponsor of the Employees' Savings & Profit Sharing Plan, does not constitute a ruling or a determination with respect to the tax-qualified status of the Plan and that the appropriate application must be submitted to the IRS in order to obtain such a ruling or determination with respect to the Plan.

The  failure  to  properly  complete  the  Adoption   Agreement  may  result  in
disqualification of the Plan and Trust evidenced thereby.

The Sponsor will inform the Employer of any amendments to the Plan or Trust Agreement or of the discontinuance or abandonment of the Plan or Trust.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                              Pentegra Services, Inc.
                              108 Corporate Park Drive
                              White Plains, New York  10604
                              (914) 694-1300